                                EXHIBIT (8)(e)(1)

                 AMENDMENT NO. 4 TO FUND PARTICIPATION AGREEMENT

                                    (DREYFUS)

                             AMENDMENT NO. 4 TO THE
                          FUND PARTICIPATION AGREEMENT

     Amendment No. 4 to the Fund Participation Agreement, dated as of May 1, 2001, between Transamerica Life Insurance Company, a life insurance company organized under the laws of the State of Iowa; Peoples Benefit Life Insurance Company, an Iowa stock life insurance company; Transamerica Life Insurance and Annuity Company, a life insurance company organized under the laws of the State of North Carolina; Transamerica Occidental Life Insurance Company, an Iowa stock life insurance company; Transamerica Financial Life Insurance Company (formerly known as AUSA Life Insurance Company, Inc. and Transamerica Life Insurance Company of New York), life insurance companies organized under the laws of the State of New York; (each as the "Insurance Company"), and Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and the Dreyfus Life and Annuity Index Fund, Inc. (d.b.a. Dreyfus Stock Index Fund, Inc.) (each as the "Fund").

     Exhibit A of the Fund Participation Agreement is hereby deleted in its entirety and replaced with the following:

                                    EXHIBIT A
                           Effective December 1, 2003

     List of Separate Accounts, Insurance Companies and Participating Funds

-----------------------------------------------------------------------------------------------------
Separate Accounts and Insurance Companies        Participating Funds
-----------------------------------------------------------------------------------------------------
Retirement Builder Variable Annuity Account      Dreyfus Variable Investment Fund - Initial Class

                                                 .    Small Company Stock Portfolio

Transamerica Life Insurance Company

                                                 Dreyfus Variable Investment Fund

                                                 .    Money Market Portfolio

                                                 Dreyfus Stock Index Fund, Inc.- Initial Class

-----------------------------------------------------------------------------------------------------
Separate Account VA A                            The Dreyfus Socially Responsible Growth Fund, Inc.-
                                                 Initial Class

Transamerica Life Insurance Company

                                                 Dreyfus Variable Investment Fund - Initial Class

                                                 .    Appreciation Portfolio
                                                 .    Disciplined Stock Portfolio
                                                 .    Growth and Income Portfolio
                                                 .    Quality Bond Portfolio
                                                 .    Developing Leaders Portfolio

-----------------------------------------------------------------------------------------------------
Peoples Benefit Life Insurance Company           Dreyfus Investment Portfolios - Service Class

Separate Account V                               .    Core Bond Portfolio

Peoples Benefit Life Insurance Company           The Dreyfus Socially Responsible Growth Fund, Inc.-
                                                 Service Class

                                                 Dreyfus Variable Investment Fund - Service Class

                                                 .    Appreciation Portfolio

-----------------------------------------------------------------------------------------------------

                             EXHIBIT A continued...

-----------------------------------------------------------------------------------------------------
Separate Accounts and Insurance Companies        Participating Funds
-----------------------------------------------------------------------------------------------------
Legacy Builder Variable Life Separate Account    Dreyfus Stock Index Fund, Inc.- Initial Class

Transamerica Life Insurance Company              Dreyfus Variable Investment Fund

                                                 .    Money Market Portfolio

                                                 Dreyfus Variable Investment Fund - Initial Class

                                                 .    Small Company Stock Portfolio

-----------------------------------------------------------------------------------------------------
Separate Account VA-2L                           Dreyfus Variable Investment Fund -
                                                 Initial Class & Service Class

Transamerica Occidental Life Insurance Company   .    Balanced Portfolio
                                                 .    Appreciation Portfolio
                                                 .    Disciplined Stock Portfolio
                                                 .    Growth and Income Portfolio
                                                 .    International Equity Portfolio
                                                 .    International Value Portfolio
                                                 .    Limited Term High Yield Portfolio
                                                 .    Quality Bond Portfolio
                                                 .    Developing Leaders Portfolio
                                                 .    Small Company Stock Portfolio
                                                 .    Special Value Portfolio

                                                 Dreyfus Variable Investment Fund

                                                 .    Money Market Portfolio

                                                 Dreyfus Stock Index Fund, Inc.-
                                                 Initial Class & Service Class

                                                 The Dreyfus Socially Responsible Growth Fund, Inc.-
                                                 Initial Class & Service Class

                                                 Dreyfus Investment Portfolios -
                                                 Initial Class & Service Class

                                                 .    Core Bond Portfolio
                                                 .    Core Value Portfolio
                                                 .    Emerging Leaders Portfolio
                                                 .    Emerging Markets Portfolio
                                                 .    European Equity Portfolio
                                                 .    Founders Discovery Portfolio
                                                 .    Founders Growth Portfolio
                                                 .    Founders International Equity Portfolio
                                                 .    Founders Passport Portfolio
                                                 .    Japan Portfolio
                                                 .    MidCap Stock Portfolio
                                                 .    Technology Growth Portfolio

-----------------------------------------------------------------------------------------------------

                             EXHIBIT A continued...

-----------------------------------------------------------------------------------------------------
Separate Accounts and Insurance Companies        Participating Funds
-----------------------------------------------------------------------------------------------------
Separate Account VA-2LNY                         Dreyfus Variable Investment Fund -
                                                 Initial Class & Service Class

Transamerica Life Insurance Company of           .    Balanced Portfolio
New York                                         .    Appreciation Portfolio
                                                 .    Disciplined Stock Portfolio
                                                 .    Growth and Income Portfolio
                                                 .    International Equity Portfolio
                                                 .    International Value Portfolio
                                                 .    Limited Term High Yield Portfolio
                                                 .    Quality Bond Portfolio
                                                 .    Developing Leaders Portfolio
                                                 .    Small Company Stock Portfolio
                                                 .    Special Value Portfolio

                                                 Dreyfus Variable Investment Fund

                                                 .     Money Market Portfolio

                                                 Dreyfus Stock Index Fund, Inc.-
                                                 Initial Class & Service Class

                                                 The Dreyfus Socially Responsible Growth Fund, Inc.-
                                                 Initial Class & Service Class

                                                 Dreyfus Investment Portfolios -
                                                 Initial Class & Service Class

                                                 .    Core Bond Portfolio
                                                 .    Core Value Portfolio
                                                 .    Emerging Leaders Portfolio
                                                 .    Emerging Markets Portfolio
                                                 .    European Equity Portfolio
                                                 .    Founders Discovery Portfolio
                                                 .    Founders Growth Portfolio
                                                 .    Founders International Equity Portfolio
                                                 .    Founders Passport Portfolio
                                                 .    Japan Portfolio
                                                 .    MidCap Stock Portfolio
                                                 .    Technology Growth Portfolio

-----------------------------------------------------------------------------------------------------

                             EXHIBIT A continued...

-----------------------------------------------------------------------------------------------------
Separate Accounts and Insurance Companies        Participating Funds
-----------------------------------------------------------------------------------------------------
Separate Account VA G                            Dreyfus Variable Investment Fund - Service Class

                                                 .    Balanced Portfolio
Transamerica Occidental Life Insurance Company   .    Appreciation Portfolio
                                                 .    Disciplined Stock Portfolio
                                                 .    Growth and Income Portfolio
                                                 .    International Equity Portfolio
                                                 .    International Value Portfolio
                                                 .    Limited Term High Yield Portfolio
                                                 .    Quality Bond Portfolio
                                                 .    Developing Leaders Portfolio
                                                 .    Small Company Stock Portfolio
                                                 .    Special Value Portfolio

                                                 Dreyfus Variable Investment Fund

                                                 .    Money Market Portfolio

                                                 Dreyfus Stock Index Fund, Inc.- Service Class

                                                 The Dreyfus Socially Responsible Growth Fund, Inc.-
                                                 Service Class

                                                 Dreyfus Investment Portfolios - Service Class

                                                 .    Core Bond Portfolio
                                                 .    Core Value Portfolio
                                                 .    Emerging Leaders Portfolio
                                                 .    Emerging Markets Portfolio
                                                 .    European Equity Portfolio
                                                 .    Founders Discovery Portfolio
                                                 .    Founders Growth Portfolio
                                                 .    Founders International Equity Portfolio
                                                 .    Founders Passport Portfolio
                                                 .    Japan Portfolio
                                                 .    MidCap Stock Portfolio
                                                 .    Technology Growth Portfolio

-----------------------------------------------------------------------------------------------------

                             EXHIBIT A continued...

-----------------------------------------------------------------------------------------------------
Separate Accounts and Insurance Companies        Participating Funds
-----------------------------------------------------------------------------------------------------
Separate Account VA H                            Dreyfus Variable Investment Fund - Service Class

                                                 .    Balanced Portfolio
Transamerica Occidental Life Insurance Company   .    Appreciation Portfolio
                                                 .    Disciplined Stock Portfolio
                                                 .    Growth and Income Portfolio
                                                 .    International Equity Portfolio
                                                 .    International Value Portfolio
                                                 .    Limited Term High Yield Portfolio
                                                 .    Quality Bond Portfolio
                                                 .    Developing Leaders Portfolio
                                                 .    Small Company Stock Portfolio
                                                 .    Special Value Portfolio

                                                 Dreyfus Variable Investment Fund

                                                 .    Money Market Portfolio

                                                 Dreyfus Stock Index Fund, Inc.- Service Class

                                                 The Dreyfus Socially Responsible Growth Fund, Inc.-
                                                 Service Class

                                                 Dreyfus Investment Portfolios - Service Class

                                                 .    Core Bond Portfolio
                                                 .    Core Value Portfolio
                                                 .    Emerging Leaders Portfolio
                                                 .    Emerging Markets Portfolio
                                                 .    European Equity Portfolio
                                                 .    Founders Discovery Portfolio
                                                 .    Founders Growth Portfolio
                                                 .    Founders International Equity Portfolio
                                                 .    Founders Passport Portfolio
                                                 .    Japan Portfolio
                                                 .    MidCap Stock Portfolio
                                                 .    Technology Growth Portfolio

-----------------------------------------------------------------------------------------------------

                             EXHIBIT A continued...

-----------------------------------------------------------------------------------------------------
Separate Accounts and Insurance Companies        Participating Funds
-----------------------------------------------------------------------------------------------------
PFL Corporate Account One                        Dreyfus Variable Investment Fund - Initial Class

                                                 .    Appreciation Portfolio
Transamerica Life Insurance Company              .    Disciplined Stock Portfolio
                                                 .    Growth and Income Portfolio
                                                 .    International Value Portfolio
                                                 .    Limited Term High Yield Portfolio
                                                 .    Quality Bond Portfolio
                                                 .    Developing Leaders Portfolio
                                                 .    Small Company Stock Portfolio

                                                 Dreyfus Variable Investment Fund
                                                 Money Market Portfolio

                                                 Dreyfus Stock Index Fund, Inc.- Initial Class

                                                 Dreyfus Investment Portfolios - Initial Class

                                                 .    Core Bond Portfolio
                                                 .    Technology Growth Portfolio

-----------------------------------------------------------------------------------------------------
Separate Account VA-6                            Dreyfus Variable Investment Fund - Initial Class

                                                 .    Appreciation Portfolio

Transamerica Life Insurance and Annuity
Company                                          .    Developing Leaders Portfolio

-----------------------------------------------------------------------------------------------------
Separate Account VA-6NY                          Dreyfus Variable Investment Fund - Initial Class

                                                 .    Appreciation Portfolio

Transamerica Life Insurance Company of
New York                                         .    Developing Leaders Portfolio

-----------------------------------------------------------------------------------------------------
Separate Account VA-6                            Dreyfus Variable Investment Fund - Initial Class

                                                 .    Appreciation Portfolio

Transamerica Life Insurance and Annuity
Company                                          .    Developing Leaders Portfolio

-----------------------------------------------------------------------------------------------------
Separate Account VA-7                            Dreyfus Variable Investment Fund - Initial Class

                                                 .    Appreciation Portfolio

Transamerica Life Insurance and Annuity
Company                                          .    Developing Leaders Portfolio

-----------------------------------------------------------------------------------------------------
Separate Account VA-8                            Dreyfus Variable Investment Fund - Initial Class

                                                 .    Appreciation Portfolio

Transamerica Life Insurance and Annuity
Company                                          .    Developing Leaders Portfolio

                                                 Dreyfus Investment Portfolios - Initial Class

                                                 .    MidCap Stock Portfolio

                                                 The Dreyfus Socially Responsible Growth Fund, Inc.-
                                                 Initial Class
-----------------------------------------------------------------------------------------------------

                             EXHIBIT A continued...

-----------------------------------------------------------------------------------------------------
Separate Accounts and Insurance Companies        Participating Funds
-----------------------------------------------------------------------------------------------------
Separate Account VUL-1                           Dreyfus Variable Investment Fund - Initial Class

                                                 .    Appreciation Portfolio
Transamerica Occidental Life Insurance Company   .    Developing Leaders Portfolio

-----------------------------------------------------------------------------------------------------
Separate Account VUL-2                           Dreyfus Variable Investment Fund - Initial Class

                                                 .    Appreciation Portfolio
Transamerica Occidental Life Insurance Company   .    Developing Leaders Portfolio

-----------------------------------------------------------------------------------------------------
Separate Account VUL-4                           Dreyfus Variable Investment Fund - Initial Class

                                                 .    Appreciation Portfolio
Transamerica Occidental Life Insurance Company   .    Developing Leaders Portfolio

                                                 Dreyfus Investment Portfolios - Initial Class

                                                 .    MidCap Stock Portfolio

                                                 The Dreyfus Socially Responsible Growth Fund, Inc.-
                                                 Initial Class

-----------------------------------------------------------------------------------------------------
Separate Account VUL-5                           Dreyfus Variable Investment Fund - Initial Class

                                                 .    Appreciation Portfolio
Transamerica Occidental Life Insurance Company   .    Developing Leaders Portfolio

                                                 Dreyfus Investment Portfolios - Initial Class

                                                 .    MidCap Stock Portfolio

                                                 The Dreyfus Socially Responsible Growth Fund, Inc.-
                                                 Initial Class

-----------------------------------------------------------------------------------------------------
Separate Account VA J                            Dreyfus Stock Index Fund, Inc. - Service Class

Transamerica Life Insurance Company              Dreyfus Variable Investment Fund

                                                 .    Money Market Portfolio

                                                 Dreyfus Variable Investment Fund - Service Class

                                                 .    Small Company Stock Portfolio

-----------------------------------------------------------------------------------------------------
Separate Account VUL-6                           Dreyfus Variable Investment Fund - Initial Class

                                                 .    Appreciation Portfolio
Transamerica Occidental Life Insurance Company   .    Developing Leaders Portfolio

                                                 Dreyfus Investment Portfolios - Initial Class

                                                 .    MidCap Stock Portfolio

                                                 The Dreyfus Socially Responsible Growth Fund, Inc.-
                                                 Initial Class
-----------------------------------------------------------------------------------------------------

                             EXHIBIT A continued...

-----------------------------------------------------------------------------------------------------
Separate Accounts and Insurance Companies        Participating Funds
-----------------------------------------------------------------------------------------------------
Separate Account VA Q                            Dreyfus Variable Investment Fund - Service Class

                                                 .    Dreyfus VIF - Small Company Stock Portfolio

Transamerica Life Insurance Company

-----------------------------------------------------------------------------------------------------
Separate Account VA QNY                          Dreyfus Variable Investment Fund - Service Class

                                                 .    Dreyfus VIF - Small Company Stock Portfolio

Transamerica Financial Life Insurance Company
(formerly, AUSA Life Insurance Company)

-----------------------------------------------------------------------------------------------------
Separate Account VA S                            Dreyfus Variable Investment Fund - Service Class

                                                 .    Dreyfus VIF - International Equity Portfolio
Transamerica Life Insurance Company              .    Dreyfus VIF - Limited Term High Yield Portfolio
                                                 .    Dreyfus VIF - Small Company Stock Portfolio

                                                 Dreyfus Investment Portfolios - Service Class

                                                 .    Dreyfus Core Bond Portfolio

-----------------------------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be duly executed and attested as of the date first above written.

                                                TRANSAMERICA LIFE INSURANCE
                                                COMPANY


                                                By: /s/ John K. Carter
                                                    ----------------------------
                                                     John K. Carter
                                                Its: Assistant Secretary


Attest: /s/ Illegible
        -----------------------------


                                                TRANSAMERICA LIFE INSURANCE
                                                AND ANNUITY COMPANY;
                                                TRANSAMERICA OCCIDENTAL LIFE
                                                INSURANCE COMPANY;
                                                TRANSAMERICA FINANCIAL LIFE
                                                INSURANCE COMPANY


                                                By: /s/ John K. Carter
                                                    ----------------------------
                                                     John K. Carter
                                                Its: Vice President


Attest: /s/ Illegible
        -----------------------------


                                                PEOPLES BENEFIT LIFE INSURANCE
                                                COMPANY;


                                                By: /s/ Brian C. Scott
                                                    ----------------------------
                                                     Brian C. Scott
                                                Its: Vice President


Attest: /s/ Illegible
        -----------------------------


                                                DREYFUS VARIABLE INVESTMENT FUND


                                                By: /s/ Michael A. Rosenberg
                                                    ----------------------------
                                                     Michael A. Rosenberg
                                                Its: Secretary


Attest: /s/ Illegible
        -----------------------------

                                                DREYFUS INVESTMENT PORTFOLIOS


                                                By: /s/ Michael A. Rosenberg
                                                    ----------------------------
                                                     Michael A. Rosenberg
                                                Its: Assistant Secretary


Attest: /s/ Illegible
        -----------------------------


                                                THE DREYFUS SOCIALLY RESPONSIBLE
                                                GROWTH FUND, INC.


                                                By: /s/ Michael A. Rosenberg
                                                    ----------------------------
                                                     Michael A. Rosenberg
                                                Its: Assistant Secretary


Attest: /s/ Illegible
        -----------------------------


                                                DREYFUS STOCK INDEX FUND, INC.


                                                By: /s/ Michael A. Rosenberg
                                                    ----------------------------
                                                     Michael A. Rosenberg
                                                Its: Secretary


Attest: /s/ Illegible
        -----------------------------